


                                      Chase Manhattan Bank USA, N.A.
                                  Monthly Certificateholder's Statement

                                      Chase Credit Card Master Trust
                                              Series 1996-4
                                                                                     Distribution Date: 10/15/98

Section 5.2 - Supplement                                     Class A         Class B       Collateral             Total
----------------------------------------------------------------------------------------------------------------------------
(i)     Monthly Principal Distributed                             0.00            0.00            0.00                  0.00

(ii)    Monthly Interest Distributed                      6,673,146.67      577,481.14      776,858.45          8,027,486.26
        Deficiency Amounts                                        0.00            0.00                                  0.00
        Additional Interest                                       0.00            0.00                                  0.00
        Accrued and Unpaid Interest                                                               0.00                  0.00

(iii)   Collections of Principal Receivables            154,947,289.38   12,912,200.33   16,601,569.08        184,461,058.78

(iv)    Collections of Finance Charge Receivables        20,942,117.97    1,745,166.53    2,243,808.33         24,931,092.82

(v)     Aggregate Amount of Principal Receivables                                                          16,035,747,084.48

                             Investor Interest        1,400,000,000.00  116,666,000.00  150,000,666.67      1,666,666,666.67
                             Adjusted Interest        1,400,000,000.00  116,666,000.00  150,000,666.67      1,666,666,666.67

                                       Series
        Floating Investor Percentage       10.39%        84.00%       7.00%       9.00%                               100.00%
        Fixed Investor Percentage          10.39%        84.00%       7.00%       9.00%                               100.00%

(vi)    Receivables Delinquent (As % of Total Receivables)
               Current                                                                                                 95.22%
               30 to 59 days                                                                                            1.56%
               60 to 89 days                                                                                            1.09%
               90 or more days                                                                                          2.13%
                                         Total Receivables                                                            100.00%

(vii)   Investor Default Amount                           7,967,020.28      663,914.56      853,613.11          9,484,547.95

(viii)  Investor Charge-Offs                                      0.00            0.00            0.00                  0.00

(ix)    Reimbursed Investor Charge-Offs/Reductions                0.00            0.00            0.00

(x)     Servicing Fee                                     1,166,666.67       97,221.67      125,000.56          1,388,888.89

(xi)    Portfolio Yield (Net of Defaulted Receivables)                                                                 11.12%

(xii)   Reallocated Monthly Principal                                             0.00            0.00                  0.00

(xiii)  Closing Investor Interest (Class A Adjusted)  1,400,000,000.00  116,666,000.00  150,000,666.67      1,666,666,666.67

(xiv)   LIBOR                                                                                                           5.58984%

(xv)    Principal Funding Account Balance                                                                               0.00

(xvi)   Accumulation Shortfall                                                                                          0.00

(xvii)  Principal Funding Investment Proceeds                                                                           0.00

(xviii) Principal Investment Funding Shortfall
                                                                                                         =========================

(xix)   Available Funds                                  19,775,451.30    1,647,944.86    2,118,807.77        23,542,203.93

(xx)    Certificate Rate                                       5.71984%        5.93984%        6.21484%

------------------------------------------------------------------------------------------------------------------------------------

                                    Chase Manhattan Bank USA, N.A.
                                 Monthly Certificateholder's Statement

                                    Chase Credit Card Master Trust
                                             Series 1997-1
                                                                                      Distribution Date: 10/15/98

Section 5.2 - Supplement                                   Class A          Class B       Collateral             Total
----------------------------------------------------------------------------------------------------------------------
(i)     Monthly Principal Distributed                           0.00            0.00            0.00                0.00

(ii)    Monthly Interest Distributed                    5,443,180.00      469,568.92      640,699.59        6,553,448.51
        Deficiency Amounts                                      0.00            0.00                                0.00
        Additional Interest                                     0.00            0.00                                0.00
        Accrued and Unpaid Interest                                                             0.00                0.00

(iii)   Collections of Principal Receivables          127,278,130.56   10,606,473.99   13,636,979.45      151,521,583.99

(iv)    Collections of Finance Charge Receivables      17,202,454.05    1,433,532.85    1,843,125.06       20,479,111.96

(v)     Aggregate Amount of Principal Receivables                                                      16,035,747,084.48

                               Investor Interest    1,150,000,000.00   95,833,000.00  123,214,619.00    1,369,047,619.00
                               Adjusted Interest    1,150,000,000.00   95,833,000.00  123,214,619.00    1,369,047,619.00

                                      Series
        Floating Investor Percentage      8.54%        84.00%        7.00%         9.00%                          100.00%
        Fixed Investor Percentage         8.54%        84.00%        7.00%         9.00%                          100.00%

(vi)    Receivables Delinquent (As % of Total Receivables)
               Current                                                                                             95.22%
               30 to 59 days                                                                                        1.56%
               60 to 89 days                                                                                        1.09%
               90 or more days                                                                                      2.13%
                                         Total Receivables                                                        100.00%

(vii)   Investor Default Amount                          6,544,338.09     545,359.61      701,180.98        7,790,878.68

(viii)  Investor Charge-Offs                                     0.00           0.00            0.00                0.00

(ix)    Reimbursed Investor Charge-Offs/Reductions               0.00           0.00            0.00

(x)     Servicing Fee                                      958,333.33      79,860.83      102,678.85        1,140,873.02

(xi)    Portfolio Yield (Net of Defaulted Receivables)                                                             11.12%

(xii)   Reallocated Monthly Principal                                           0.00            0.00                0.00

(xiii)  Closing Investor Interest (Class A Adjusted) 1,150,000,000.00  95,833,000.00  123,214,619.00    1,369,047,619.00

(xiv)   LIBOR                                                                                                       5.58984%

(xv)    Principal Funding Account Balance                                                                           0.00

(xvi)   Accumulation Shortfall                                                                                      0.00

(xvii)  Principal Funding Investment Proceeds                                                                       0.00

(xviii) Principal Investment Funding Shortfall
                                                                                                    ======================

(xix)   Available Funds                                 16,244,120.71   1,353,672.02    1,740,446.21       19,338,238.94

(xx)    Certificate Rate                                      5.67984%      5.87984%         6.23984%

------------------------------------------------------------------------------------------------------------------------------

                                     Chase Manhattan Bank USA, N.A.
                                  Monthly Certificateholder's Statement

                                     Chase Credit Card Master Trust
                                              Series 1997-2
                                                                                       Distribution Date:  10/15/98

Section 5.2 - Supplement                                     Class A       Class B      Collateral           Total
----------------------------------------------------------------------------------------------------------------------
(i)     Monthly Principal Distributed                            0.00           0.00           0.00                  0.00

(ii)    Monthly Interest Distributed                     7,875,000.00     458,095.13     597,002.52          8,930,097.65
        Deficiency Amounts                                       0.00           0.00                                 0.00
        Additional Interest                                      0.00           0.00                                 0.00
        Accrued and Unpaid Interest                                                            0.00                  0.00

(iii)   Collections of Principal Receivables           166,014,952.90   9,432,637.59  13,205,765.12        188,653,355.62

(iv)    Collections of Finance Charge Receivables       22,437,983.54   1,274,881.35   1,784,843.69         25,497,708.57

(v)     Aggregate Amount of Principal Receivables                                                       16,035,747,084.48

                           Investor Interest         1,500,000,000.00  85,227,000.00 119,318,455.00      1,704,545,455.00
                           Adjusted Interest         1,500,000,000.00  85,227,000.00 119,318,455.00      1,704,545,455.00

                                     Series
     Floating Investor Percentage     10.63%       88.00%         5.00%          7.00%                             100.00%
     Fixed Investor Percentage        10.63%       88.00%         5.00%          7.00%                             100.00%

(vi)    Receivables Delinquent (As % of Total Receivables)
               Current                                                                                              95.22%
               30 to 59 days                                                                                         1.56%
               60 to 89 days                                                                                         1.09%
               90 or more days                                                                                       2.13%
                                       Total Receivables                                                           100.00%

(vii)   Investor Default Amount                          8,536,093.16     485,003.74     679,008.97          9,700,105.87

(viii)  Investor Charge-Offs                                     0.00           0.00           0.00                  0.00

(ix)    Reimbursed Investor Charge-Offs/Reductions               0.00           0.00           0.00

(x)     Servicing Fee                                    1,250,000.00      71,022.50      99,432.05          1,420,454.55

(xi)    Portfolio Yield (Net of Defaulted Receivables)                                                              11.12%

(xii)   Reallocated Monthly Principal                                           0.00           0.00                  0.00

(xiii)  Closing Investor Interest (Class A Adjusted) 1,500,000,000.00  85,227,000.00 119,318,455.00      1,704,545,455.00

(xiv)   LIBOR                                                                                                     5.58984%

(xv)    Principal Funding Account Balance                                                                            0.00

(xvi)   Accumulation Shortfall                                                                                       0.00

(xvii)  Principal Funding Investment Proceeds                                                                        0.00

(xviii) Principal Investment Funding Shortfall
                                                                                                       ========================

(xix)Available Funds                                    21,187,983.54   1,203,858.85   1,685,411.64         24,077,254.03

(xx) Certificate Rate                                        6.30000%        6.45000%       6.08984%

---------------------------------------------------------------------------------------------------------------------------------

                                  Chase Manhattan Bank USA, N.A.
                              Monthly Certificateholder's Statement

                                  Chase Credit Card Master Trust
                                          Series 1997-3
                                                                                Distribution Date: 10/15/98

Section 5.2 - Supplement                                  Class A         Class B     Collateral         Total
---------------------------------------------------------------------------------------------------------------------------------
(i)     Monthly Principal Distributed                           0.00           0.00           0.00                 0.00

(ii)    Monthly Interest Distributed                            0.00     103,120.57     141,516.05           244,636.62
        Deficiency Amounts                                      0.00           0.00                                0.00
        Additional Interest                                     0.00           0.00                                0.00
        Accrued and Unpaid Interest                                                           0.00                 0.00

(iii)   Collections of Principal Receivables           27,669,158.82   2,305,726.34   2,964,589.66        32,939,474.82

(iv)    Collections of Finance Charge Receivables       3,739,663.92     311,633.67     400,683.27         4,451,980.87

(v)     Aggregate Amount of Principal Receivables                                                     16,035,747,084.48

                               Investor Interest      250,000,000.00  20,833,000.00  26,786,048.00       297,619,048.00
                               Adjusted Interest      250,000,000.00  20,833,000.00  26,786,048.00       297,619,048.00

                                   Series
        Floating Investor Percentage    1.86%       84.00%        7.00%       9.00%                              100.00%
        Fixed Investor Percentage       1.86%       84.00%        7.00%       9.00%                              100.00%

(vi)    Receivables Delinquent (As % of Total Receivables)
              Current                                                                                             95.22%
              30 to 59 days                                                                                        1.56%
              60 to 89 days                                                                                        1.09%
              90 or more days                                                                                      2.13%
                                      Total Receivables                                                          100.00%

(vii)   Investor Default Amount                         1,422,682.19     118,554.95     152,432.13         1,693,669.28

(viii)  Investor Charge-Offs                                    0.00           0.00           0.00                 0.00

(ix)    Reimbursed Investor Charge-Offs/Reductions              0.00           0.00           0.00

(x)     Servicing Fee                                     208,333.33      17,360.83      22,321.71           248,015.87

(xi)    Portfolio Yield (Net of Defaulted Receivables)                                                            11.12%

(xii)   Reallocated Monthly Principal                                          0.00           0.00                 0.00

(xiii)  Closing Investor Interest (Class A Adjusted)  250,000,000.00  20,833,000.00  26,786,048.00       297,619,048.00

(xiv)   LIBOR                                                                                                      5.58984%

(xv)    Principal Funding Account Balance                                                                          0.00

(xvi)   Accumulation Shortfall                                                                                     0.00

(xvii)  Principal Funding Investment Proceeds                                                                      0.00

(xviii) Principal Investment Funding Shortfall
                                                                                                       =====================

(xix)   Available Funds                                 3,531,369.84     294,272.84     378,361.56         4,204,004.24

(xx)    Certificate Rate                                     6.77700%       5.93984%       6.33984%

------------------------------------------------------------------------------------------------------------------------------------

                                  Chase Manhattan Bank USA, N.A.
                               Monthly Certificateholder's Statement

                                  Chase Credit Card Master Trust
                                           Series 1997-4
                                                                                     Distribution Date:  10/15/08

Section 5.2 - Supplement                                   Class A        Class B      Collateral         Total
--------------------------------------------------------------------------------------------------------------------
(i)     Monthly Principal Distributed                          0.00           0.00           0.00                0.00

(ii)    Monthly Interest Distributed                   2,874,920.00     247,910.00     324,902.15        3,447,732.15
        Deficiency Amounts                                     0.00           0.00                               0.00
        Additional Interest                                    0.00           0.00                               0.00
        Accrued and Unpaid Interest                                                          0.00                0.00

(iii)   Collections of Principal Receivables          66,405,981.16   5,533,831.76   7,114,926.63       79,054,739.56

(iv)    Collections of Finance Charge Receivables      8,975,193.42     747,932.78     961,627.88       10,684,754.08

(v)     Aggregate Amount of Principal Receivables                                                   16,035,747,084.48

                               Investor Interest     600,000,000.00  50,000,000.00  64,285,715.00      714,285,715.00
                               Adjusted Interest     600,000,000.00  50,000,000.00  64,285,715.00      714,285,715.00

                                    Series
        Floating Investor Percentage 4.4543339%       84.00%       7.00%       9.00%                           100.00%
        Fixed Investor Percentage         4.45%       84.00%       7.00%       9.00%                           100.00%

(vi)     Receivables Delinquent (As % of Total Receivables)
                Current                                                                                         95.22%
                30 to 59 days                                                                                    1.56%
                60 to 89 days                                                                                    1.09%
                90 or more days                                                                                  2.13%
                                      Total Receivables                                                        100.00%

(vii)   Investor Default Amount                        3,414,437.26     284,536.44     365,832.57        4,064,806.27

(viii)  Investor Charge-Offs                                   0.00           0.00           0.00                0.00

(ix)    Reimbursed Investor Charge-Offs/Reductions             0.00           0.00           0.00

(x)     Servicing Fee                                    500,000.00      41,666.67      53,571.43           595,238.10

(xi)    Portfolio Yield (Net of Defaulted Receivables)                                                           11.12%

(xii)   Reallocated Monthly Principal                                         0.00           0.00                 0.00

(xiii)  Closing Investor Interest (Class A Adjusted) 600,000,000.00  50,000,000.00  64,285,715.00       714,285,715.00

(xiv)   LIBOR                                                                                                  5.58984%

(xv)    Principal Funding Account Balance                                                                         0.00

(xvi)   Accumulation Shortfall                                                                                    0.00

(xvii)  Principal Funding Investment Proceeds                                                                     0.00

(xviii) Principal Investment Funding Shortfall
                                                                                                       ================

(xix)   Available Funds                                8,475,193.42     706,266.12     908,056.45        10,089,515.98

(xx)    Certificate Rate                                   5.74984%        5.94984%       6.18984%

---------------------------------------------------------------------------------------------------------------------------


                                Monthly Certificateholder's Statement

                                   Chase Credit Card Master Trust
                                            Series 1997-5
                                                                                    Distribution Date:  10/15/98

Section 5.2 - Supplement                                  Class A          Class B      Collateral              Total
----------------------------------------------------------------------------------------------------------------------------
(i)     Monthly Principal Distributed                          0.00            0.00          0.00                  0.00

(ii)    Monthly Interest Distributed                   2,580,833.33      151,230.58    206,813.36          2,938,877.27
        Deficiency Amounts                                     0.00            0.00                                0.00
        Additional Interest                                    0.00            0.00          0.00                  0.00
        Accrued and Unpaid Interest                                                                                0.00

(iii)   Collections of Principal Receivables          55,338,317.63    3,144,212.53  4,401,921.78         62,884,451.95

(iv)    Collections of Finance Charge Receivables      7,479,327.85      424,960.45    594,947.91          8,499,236.20

(v)     Aggregate Amount of Principal Receivables                                                     16,035,747,084.48

                                Investor Interest    500,000,000.00   28,409,000.00  39,772,819.00       568,181,819.00
                                Adjusted Interest    500,000,000.00   28,409,000.00  39,772,819.00       568,181,819.00

                                     Series
        Floating Investor Percentage       3.54%        88.00%       5.00%       7.00%                           100.00%
        Fixed Investor Percentage          3.54%        88.00%       5.00%       7.00%                           100.00%

(vi)    Receivables Delinquent (As % of Total Receivables)
               Current                                                                                            95.22%
               30 to 59 days                                                                                       1.56%
               60 to 89 days                                                                                       1.09%
               90 or more days                                                                                     2.13%
                                       Total Receivables                                                         100.00%

(vii)   Investor Default Amount                        2,845,364.39      161,667.91     226,336.33         3,233,368.63

(viii)  Investor Charge-Offs                                   0.00            0.00           0.00                 0.00

(ix)    Reimbursed Investor Charge-Offs/Reductions             0.00            0.00           0.00

(x)     Servicing Fee                                    416,666.67       23,674.17      33,144.02           473,484.85

(xi)    Portfolio Yield (Net of Defaulted Receivables)                                                            11.12%

(xii)   Reallocated Monthly Principal                                          0.00           0.00                 0.00

(xiii)  Closing Investor Interest (Class A Adjusted) 500,000,000.00   28,409,000.00  39,772,819.00       568,181,819.00

(xiv)   LIBOR                                                                                                   5.58984%

(xv)    Principal Funding Account Balance                                                                          0.00

(xvi)   Accumulation Shortfall                                                                                     0.00

(xvii)  Principal Funding Investment Proceeds                                                                      0.00

(xviii) Principal Investment Funding Shortfall
                                                                                                       ======================

(xix)   Available Funds                                7,062,661.18      401,286.28     561,803.89         8,025,751.35

(xx)    Certificate Rate                                    6.19400%        6.38800%       6.23984%

----------------------------------------------------------------------------------------------------------------------------

                                  Chase Manhattan Bank USA, N.A.
                              Monthly Certificateholder's Statement

                                  Chase Credit Card Master Trust
                                          Series 1998-2
                                                                                Distribution Date: 10/15/98

Section 5.2 - Supplement                                     Class A        Class B        Collateral             Total
-----------------------------------------------------------------------------------------------------------------------------------
(i)     Monthly Principal Distributed                            0.00          0.00           0.00                 0.00

(ii)    Monthly Interest Distributed                             0.00    324,432.31     433,206.23           757,638.54
        Deficiency Amounts                                       0.00          0.00                                0.00
        Additional Interest                                      0.00          0.00                                0.00
        Accrued and Unpaid Interest                                                           0.00                 0.00

(iii)   Collections of Principal Receivables           88,541,308.22   7,378,368.57   9,486,642.59       105,406,319.37

(iv)    Collections of Finance Charge Receivables      11,966,924.55     997,233.74   1,282,180.47        14,246,338.76

(v)     Aggregate Amount of Principal Receivables                                                     16,035,747,084.48

                                 Investor Interest    800,000,000.00  66,666,000.00  85,714,953.00       952,380,953.00
                                 Adjusted Interest    800,000,000.00  66,666,000.00  85,714,953.00       952,380,953.00

                                   Series
        Floating Investor Percentage    5.94%       84.00%        7.00%       9.00%                              100.00%
        Fixed Investor Percentage       5.94%       84.00%        7.00%       9.00%                              100.00%

(vi)    Receivables Delinquent (As % of Total Receivables)
              Current                                                                                             95.22%
              30 to 59 days                                                                                        1.56%
              60 to 89 days                                                                                        1.09%
              90 or more days                                                                                      2.13%
                                      Total Receivables                                                          100.00%

(vii)   Investor Default Amount                         4,552,583.02     379,378.12     487,780.55         5,419,741.69

(viii)  Investor Charge-Offs                                    0.00           0.00           0.00                 0.00

(ix)    Reimbursed Investor Charge-Offs/Reductions              0.00           0.00           0.00

(x)     Servicing Fee                                     666,666.67      55,555.00      71,429.13           793,650.79

(xi)    Portfolio Yield (Net of Defaulted Receivables)                                                            11.14%

(xii)   Reallocated Monthly Principal                                          0.00           0.00                 0.00

(xiii)  Closing Investor Interest (Class A Adjusted)  800,000,000.00  66,666,000.00  85,714,953.00       952,380,953.00

(xiv)   LIBOR                                                                                                   5.58984%

(xv)    Principal Funding Account Balance                                                                          0.00

(xvi)   Accumulation Shortfall                                                                                     0.00

(xvii)  Principal Funding Investment Proceeds                                                                      0.00

(xviii) Principal Investment Funding Shortfall
                                                                                                         ======================

(xix)   Available Funds                                11,316,304.18     941,678.74   1,210,751.34        13,468,734.26

(xx)    Certificate Rate                                     5.63200%       5.83984%       6.06484%

----------------------------------------------------------------------------------------------------------------------------------

                                    Chase Manhattan Bank USA, N.A.
                                Monthly Certificateholder's Statement

                                    Chase Credit Card Master Trust
                                            Series 1998-3
                                                                                     Distribution Date:  10/15/98

Section 5.2 - Supplement                                      Class A       Class B     Collateral            Total
-------------------------------------------------------------------------------------------------------------------------
(i)      Monthly Principal Distributed                            0.00          0.00           0.00                0.00

(ii)     Monthly Interest Distributed                     3,000,000.00    174,711.25     242,640.41        3,417,351.66
         Deficiency Amounts                                       0.00          0.00                               0.00
         Additional Interest                                      0.00          0.00           0.00                0.00
         Accrued and Unpaid Interest                                                                               0.00

(iii)    Collections of Principal Receivables            66,405,981.16  3,772,966.50   5,282,394.59       75,461,342.25

(iv)     Collections of Finance Charge Receivables        8,975,193.42    509,940.57     713,949.44       10,199,083.43

(v)      Aggregate Amount of Principal Receivables                                                    16,035,747,084.48

                                  Investor Interest    600,000,000.00  34,090,000.00  47,728,182.00      681,818,182.00
                                  Adjusted Interest    600,000,000.00  34,090,000.00  47,728,182.00      681,818,182.00

                                      Series
         Floating Investor Percentage      4.25%        88.00%        5.00%       7.00%                          100.00%
         Fixed Investor Percentage         4.25%        88.00%        5.00%       7.00%                          100.00%

(vi)     Receivables Delinquent (As % of Total Receivables)
               Current                                                                                            95.22%
               30 to 59 days                                                                                       1.56%
               60 to 89 days                                                                                       1.09%
               90 or more days                                                                                     2.13%
                                        Total Receivables                                                        100.00%

(vii)    Investor Default Amount                         3,414,437.26     193,996.94     271,608.14        3,880,042.35

(viii)   Investor Charge-Offs                                    0.00           0.00           0.00                0.00

(ix)     Reimbursed Investor Charge-Offs/Reductions              0.00           0.00           0.00

(x)      Servicing Fee                                     500,000.00      28,408.33      39,773.49          568,181.82

(xi)     Portfolio Yield (Net of Defaulted Receivables)                                                           11.12%

(xii)    Reallocated Monthly Principal                                          0.00           0.00                0.00

(xiii)   Closing Investor Interest (Class A Adjusted)  600,000,000.00  34,090,000.00  47,728,182.00      681,818,182.00

(xiv)    LIBOR                                                                                                  5.58984%

(xv)     Principal Funding Account Balance                                                                         0.00

(xvi)    Accumulation Shortfall                                                                                    0.00

(xvii)   Principal Funding Investment Proceeds                                                                     0.00

(xviii)  Principal Investment Funding Shortfall
                                                                                                           ===============

(xix)    Available Funds                                 8,475,193.42     481,532.24     674,175.96        9,630,901.61

(xx)     Certificate Rate                                     6.00000%       6.15000%       6.23984%

------------------------------------------------------------------------------------------------------------------------------

                                   Chase Manhattan Bank USA, N.A.
                               Monthly Certificateholder's Statement

                                   Chase Credit Card Master Trust
                                           Series 1998-4

                                                                                Distribution Date:  10/15/98

Section 5.2 - Supplement                              Class A       Class B         Collateral           Total
-------------------------------------------------------------------------------------------------------------------
(i)      Monthly Principal Distributed                       0.00           0.00          0.00              0.00

(ii)     Monthly Interest Paid to Swap Counterparty  2,635,285.45
         Monthly Interest Distributed                                 228,275.53    314,111.80
         Total Monthly Interest                                                                     3,177,672.78

         Annual Interest Distributed  DEM                   0.00

         Deficiency Amounts                                 0.00            0.00                            0.00
         Additional Interest                                0.00            0.00                            0.00
         Accrued and Unpaid Interest                                                      0.00              0.00

(iii)    Collections of Principal Receivables      61,147,312.32    5,095,552.29  6,551,554.89     72,794,419.50

(iv)     Collections of Finance Charge Receivables  8,264,450.66      688,696.51    885,484.58      9,838,631.75

(v)      Aggregate Amount of Principal Receivables                                             16,035,747,084.48

                                Investor Interest 552,486,188.00   46,040,000.00 59,195,465.00    657,721,653.00
                                Adjusted Interest 552,486,188.00   46,040,000.00 59,195,465.00    657,721,653.00

                              Class A DEM       1,000,000,000

                                    Series
         Floating Investor Percentage     4.10%       84.00%        7.00%       9.00%                     100.00%
         Fixed Investor Percentage        4.10%       84.00%        7.00%       9.00%                     100.00%

(vi)     Receivables Delinquent (As % of Total Receivables)
               Current                                                                                     95.22%
               30 to 59 days                                                                                1.56%
               60 to 89 days                                                                                1.09%
               90 or more days                                                                              2.13%
                                      Total Receivables                                                   100.00%

(vii)    Investor Default Amount                    3,144,049.05      262,001.15    336,865.34      3,742,915.54

(viii)   Investor Charge-Offs                               0.00            0.00          0.00              0.00

(ix)     Reimbursed Investor Charge-Offs/Reductions         0.00            0.00          0.00

(x)      Servicing Fee                                460,405.16       38,366.67     49,329.55        548,101.38

(xi)     Portfolio Yield (Net of Defaulted Receivables)                                                    11.12%

(xii)    Reallocated Monthly Principal                                      0.00          0.00              0.00

(xiii)   Closing Investor Interest (Class A Adjusted) 552,486,188.046,040,000.0059,195,465.00  657,721,653.00

(xiv)    LIBOR                                                                                 5.58984%

(xv)     Principal Funding Account Balance                                                         0.00

(xvi)    Accumulation Shortfall                                                                    0.00

(xvii)   Principal Funding Investment Proceeds                                                     0.00

(xviii)  Principal Investment Funding Shortfall
                                                                                      ===============

(xix)    Available Funds                        7,804,045.50   650,329.84  836,155.03      9,290,530.37

(xx)     Certificate Rate                                        5.94984%    6.48984%
               Class A Swap Floating Rate           5.72384%

               Class A DEM                          5.00000%

-----------------------------------------------------------------------------------------------------